JPMORGAN ENHANCED INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/02	Weyerhaeuser Co.

Shares            Price         Amount
700,000		  $100.00	$700,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A        N/A		.14%	          3.24%

     Broker
Morgan Stanley & Co.

Underwriters of Weyerhaeuser Co.

Underwriters     	           Principal Amount





Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/07/02	Option One Mortgage Loan Trust

Shares            Price         Amount
700,000		  $100.00	$700,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A        N/A		.14%	             .00%

     Broker
Morgan Stanley & Co.

Underwriters of Weyerhaeuser Co.

Underwriters     	                Principal Amount



Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/07/02	American Automobile Rec. Trust

Shares            Price         Amount
2,500,000	  $100.00	$2,500,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A        N/A		.19%	            .19%

     Broker
Barclays Capital, Inc.

Underwriters of American Automobile Rec. Trust

Underwriters     	                Principal Amount
Barclay Capital Inc.                     260,000,000
Credit Suisse First Boston Corp.         260,000,000
Deutsche Bank Securities Inc.            260,000,000
J.P. Morgan Securities Inc.              260,000,000
Morgan Stanley & Co. Inc.                260,000,000
Total                                  1,300,000,000